UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

AXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24085	94-3031310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4281 Technology Drive

Fremont, California 94538

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 438-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.001 par value	AXTI	The NASDAQ Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As noted below, on May 20, 2021, the stockholders of AXT, Inc. (the “Company”) approved an amendment to the AXT, Inc. 2015 Equity Incentive Plan (the “2015 Plan”) to increase the number of shares reserved for issuance thereunder by 3,600,000 shares.  The amendment to the 2015 Plan is described in more detail in the Company’s 2021 Proxy Statement (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on April 9, 2021.

The foregoing description and the summary contained in Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the 2015 Plan, as amended, which was filed as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders (“Annual Meeting”) on May 20, 2021. The matters voted upon at the Annual Meeting and the results of such voting are set forth below:

Proposal 1: Election of one (1) Class II director to hold office for a three-year term and until his successor is elected and qualified:

Name of Director	For	%	Withheld	%	Broker Non-Votes
Jesse Chen	22,235,618	82.7%	4,663,773	17.3%	8,317,832

Mr. Jesse Chen was duly elected as the Class II director.

Proposal 2: Advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
25,763,477	515,327	620,587	8,317,832

The compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved on an advisory basis.

Proposal 3: Approval of an amendment to the 2015 Plan:

For	Against	Abstain	Broker Non-Votes
25,084,147	1,772,213	43,031	8,317,832

The amendment to the 2015 Plan was approved.

Proposal 4: Ratification of the appointment of BPM LLP (“BPM”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstain
34,983,244	217,744	16,235

The appointment of BPM as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXT, INC.

By:	/s/ Gary L. Fischer

Gary L. Fischer Chief Financial Officer and Corporate Secretary

Date: May 26, 2021